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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2002



                          INVERESK RESEARCH GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                    000-49765                  43-1955097
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(State or Other Jurisdiction       (Commission               (IRS Employer
       of Formation)               File Number)          Identification Number)

                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

On July 29, 2002, Inveresk Research Group, Inc. issued a press release regarding its financial results for the period ended June 30, 2002. A copy of this press release is attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

                99   -    Press Release of Inveresk Research Group, Inc., dated
                          July 29, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  July 29, 2002                       INVERESK RESEARCH GROUP, INC.


                                                 By:    /S/ D.J. PAUL E. COWAN
                                                       -----------------------
                                                        D.J. Paul E. Cowan
                                                        Chief Financial Officer






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                                                         EXHIBIT INDEX

      EXHIBIT NO.


         99   -   Press Release of Inveresk Research Group, Inc., dated
                  July 29, 2002